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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         _____________________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 July 30, 2001
               Date of report (Date of earliest event reported)



                      UNITED SHIPPING & TECHNOLOGY, INC.
              (Exact Name of Registrant as Specified in Charter)

      Utah                                    000-28452                              87-0355929

(State or Other                        (Commission File Number)                      (IRS Employer
Jurisdiction                                                                     Identification No.)
Of Incorporation)


       9850 51st Avenue North, Suite 110, Minneapolis, Minnesota  55442
                   (Address of Principal Executive Offices)


                                (952) 941-4080
             (Registrant's telephone number, including area code)
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ITEM 5.    Other Events.
           ------------

     United Shipping & Technology, Inc. filed a Certificate of Designation of Preferences and Rights of Series F Convertible Preferred Stock and Articles of Amendment to the Restated Articles of Incorporation with the Secretary of State of Utah on July 13, 2001, a copy of which is attached hereto as Exhibit 4.1, relating to its Series F Convertible Preferred Stock.


ITEM 7.    Financial Statements and Exhibits.
           ---------------------------------

     (c)   Exhibits.


           Exhibit No.               Description
           ----------                -----------

               4.1 Certificate of Designation of Preferences and Rights of Series F Convertible Preferred Stock and Articles of Amendment to the Restated Articles of Incorporation.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date: July 30, 2001                    By: /s/ Wesley C. Fredenburg
                                          ------------------------------------
                                       Name:   Wesley C. Fredenburg
                                       Title:  Secretary and General Counsel
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                               INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------

  4.1 Certificate of Designation of Preferences and Rights of Series F Convertible Preferred Stock and Amendment to the Restated Articles of Incorporation.